UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $.0001 par value per share	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed on October 18, 2022 by Edoc Acquisition Corp. (the “Company”), the Company received a determination letter by the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company’s securities will be delisted from Nasdaq on the grounds that the Company was not in compliance with the Market Value of Listed Securities (“MVLS”) Standard, since the market value of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), was below the $35 million minimum MVLS requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) and had not been at least $35 million for a minimum of 10 consecutive business days at any time during the 180-day grace period granted to the Company. On October 20, 2022, the Nasdaq Hearings Panel (the “Panel”) granted the Company a hearing to appeal the Staff’s determination, and on December 1, 2022, the Company attended the hearing before the Panel.

On December 20, 2022, the Panel issued its decision (“Decision”) to grant the Company’s request for continued listing on Nasdaq until April 11, 2023 (the “exception period”), subject to certain conditions, including that the Company will, within certain agreed timeframes during the exception period: (i) file a registration statement on Form F-4 with the Securities and Exchange Commission (“SEC”) as part of the initial business combination with Australian Oilseeds Investments Pty Ltd. (“Coota”); (ii) file its annual report on Form 10-K for the fiscal year ending December 31, 2021 with the SEC; (iii) obtain shareholder approval to extends its current February 12, 2023 deadline to complete an initial business combination; and (iv) close the initial business combination with Coota and demonstrate compliance with all initial listing standards as required by Listing Rule 5505. As a result of the Decision, during the exception period the Company’s Ordinary Shares, rights and warrants will continue to trade on Nasdaq under symbols “ADOC,” “ADOCR,” and “ADOCW,” respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

Date: December 27, 2022	By:	/s/ Kevin Chen
		Name:	Kevin Chen
		Title:	Chief Executive Officer

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